UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2020 (August 26, 2020)

Token Communities Ltd.
(Exact name of registrant as specified in its charter)

Delaware	000-55489	81-3709511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

136-20 38th Avenue, Suite 9C

Flushing, NY 11354

 (Address of principal executive offices)(Zip Code)

(631) 397-1111

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant's Certifying Accountant.

(a)	Resignation of Current Accountants

On May 1, 2019, Token Communities Ltd. (the "Company") was notified of the resignation of its independent registered public accounting firm, MJF & Associates, APC (“MJF”), to be effective on May 31, 2019. The Company’s Board of Directors accepted the resignation of MJF upon receipt of the notification and has commenced a search for a new independent public accounting firm.

No report of MJF on the financial statements of the Company’s fiscal years ended June 30, 2018 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report on the consolidated financial statements of the Company for the fiscal year ended June 30, 2018 contained an uncertainty about the Company’s ability to continue as a going concern.

MJF at the time of resignation had not been engaged to perform an audit of the Company’s consolidated financial statements, or released a report or opinion regarding the Company’s financial statements, for the fiscal year ended June 30, 2019. During the time of their engagement and up through their resignation on, there were no disagreements with MJF on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of MJF, would have caused MJF to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended June 30, 2018.

The Company has provided a copy of the foregoing disclosures to MJF and requested that MJF furnish it with a letter addressed to the Securities and Exchange Commission stating whether MJF agrees with the above statements. A copy of MJF’s letter to the Securities and Exchange Commission, dated September 24, 2020, is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On August 26, 2020, the Company selected AJ Robbins CPA LLC (“AJ Robbins”) as its new independent registered public accounting firm. The decision to engage AJ Robbins as the Company's independent registered public accounting firm was approved by the Company's Board of Directors. During the Company's two most recent fiscal years, and any subsequent interim period prior to engaging AJ Robbins, the Company did not (or someone on its behalf) consulted AJ Robbins regarding:(i) Either: The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that AJ Robbins concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) Any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v)). AJ Robbins was provided a copy of this Report prior to filing and approved the contents herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

The following document is furnished as an Exhibit pursuant to Item 4.01 hereof:

Exhibit 16.1 – Letter from MJF & Associates to the Securities and Exchange Commission dated September 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 24, 2020	By:	/s/ David Chen
David Chen
President

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